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                                                                    EXHIBIT 10.2

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of January _____, 1998, by and among COMPLETE BUSINESS SOLUTIONS, INC., a Michigan corporation (the "Company"), and all of the shareholders of C.W. Costello & Associates, Inc., a Delaware corporation (individually, "Shareholder" and collectively, "Shareholders").

     WHEREAS, the Company is party to an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), pursuant to which C.W. Costello & Associates, Inc. will be merged into a wholly-owned subsidiary of the Company and, in connection therewith, the Company shall issue shares of its Common Stock (as defined below) to each of the Shareholders. Pursuant to the Merger Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 1 hereof.

     NOW, THEREFORE, the parties hereto agree as follows:

1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings ascribed to them below:

     (a) "Business Day" means any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in the City of Detroit, Michigan, are authorized by law, regulation or executive order to close.

     (b) "Common Stock" means the common stock,  no par  value, of the Company.

     (c) "Costello"  means C.W. Costello & Associates, Inc.

     (d) "Demand Registration Statement" shall have the meaning set forth in
Section 2.

     (e) "Merger Stock" means the shares of Common Stock issued pursuant to the Merger Agreement.

     (f) "Prospectus" has the meaning set forth in Section 5.

     (g) "Piggyback Registration Statement" has the meaning set forth in
Section 5.

     (h) "Person" means any individual, corporation, partnership, limited partnership, limited liability company, or other business entity.

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     (i) "Registrable Securities" means (x) the shares of Merger Stock and (y)
any securities issued or issuable in respect of or in exchange for any of the shares of Merger Stock referred to in clause (x) by way of a stock dividend or stock split or in connection with a combination of shares of Merger Stock, recapitalization, reclassification, merger, consolidation, or exchange offer. For purposes of this Agreement, a Registrable Security ceases to constitute a Registrable Security (i) when such Registrable Security shall have been effectively registered under the Securities Act and disposed of in a public market transaction pursuant to a Registration Statement, (ii) when such Registrable Security shall have been sold pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) when such Registrable Security shall have been otherwise transferred and a new certificate for such Registrable Security not bearing a legend restricting further transfer shall have been delivered by the Company following the Company's receipt of an opinion of counsel reasonably satisfactory to it that the issuance and delivery of such a certificate is legal and proper under this Agreement and applicable law, (iv) with respect to a particular Shareholder, on the date on which all of that Shareholder's remaining Registrable Securities could be sold in a single transaction in compliance with Rule 144 under the Securities Act, or (v) when such Registrable Security shall have ceased to be outstanding.

     (j) "Registration Statement" means a Piggyback Registration Statement or a Demand Registration Statement.

     (k) " Representative"  means Charles Costello.

     (l) "Securities Act" means the Securities Act of 1933, as amended.

     (m) "Termination Date" means the first date on which no Registrable Securities are outstanding.

     (n) Other terms shall have the meaning ascribed to them in the recitals and other sections of this Agreement.

2.  DEMAND REGISTRATION.

     a). Demand. Upon repayment of all indebtedness owed to Costello by any of the Shareholders or any affiliates of the Shareholders, the Shareholders shall have the right to require the Company to file one registration statement (the "Demand Registration Statement") with the Securities and Exchange Commission under the Securities Act, covering the sale of not less than 300,000 and not more than 500,000 shares of Registrable Securities. At the election of the Shareholders the registration covered by the Demand Registration Statement (the "Demand Registration") may be an underwritten or non-underwritten offering. The right of the Shareholders to require the Company to file a Demand Registration Statement shall be exercised on behalf of the Shareholders by the Representative giving written notice to the Company indicating the Shareholders who

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wish to have Registrable Securities included in the Demand Registration, the amount of Registrable Securities to be included for each such Shareholder and whether the offering covered by the Demand Registration Statement will be underwritten. Upon receipt of such notice the Company will follow the procedures contained in Sections 5 and 6, provided that, in any event, the Demand Registration Statement shall be filed with the Securities and Exchange Commission within 120 days after the Company shall have received such notice from the Representative. Subject to Section 3(c) below, all of the Shareholders shall be entitled to participate in the Registration; provided, however, that the aggregate number of shares to be registered shall not exceed 500,000. If the Demand Registration is an underwritten offering, then participation shall be conditioned on compliance with Section 9.

     (b) Number of Shares. In the event that the Shareholders have sold Registrable Securities pursuant to a Piggyback Registration Statement prior to the exercise of the right to a Demand Registration, the maximum amount of Registrable Securities shares that may be sold pursuant to a Demand Registration will be reduced from 500,000 shares by the amount of Registrable Securities sold pursuant to a Piggyback Registration Statement.

     (c) Expenses of Demand Registration. Any and all expenses incurred in the preparation and filing of a Demand Registration including the reasonable fees of the Company's chosen attorney and accountant will be paid by the Shareholders.

3.   PIGGYBACK REGISTRATIONS.

     (a) Notice. Whenever the Company proposes to register any of its Common Stock under the Securities Act for sale in an underwritten public offering, other than pursuant to a registration on Form S-8 or Form S-4, or any other form which in the future may be approved by the SEC in lieu of such forms for the same purposes (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will, subject to Sections 3(c) and 3(d), include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

     (b) Piggyback Expenses. The Registration Expenses, as defined in Section 7(a). of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

     (c) Priority in Primary Registrations. If a Piggyback Registration is an underwritten offering on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include securities in such registration in the following order of priority: (i) first, the securities the

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Company proposes to sell, and (ii) second, the Registrable Securities requested to be included in such registration by the Shareholders and all Common Stock requested to be included in such registration by other holders of Common Stock having registration rights (the "Other Common Stock"), pro-rata based on the respective number of shares of Common Stock held by each Shareholder and other holder of Common Stock.

     (d) Priority in Secondary Registrations. If a Piggyback Registration is an underwritten secondary offering on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include securities in such registration in the following order of priority: (i) first, the securities requested to be included in such registration by the holders requesting such registration, (ii) second, all Other Common Stock requested to be included in such registration by other holders of Common Stock having registration rights (except for such Common Stock included in the immediately preceding clause (i)), pro-rata based on the respective number of shares of Common Stock held by each Shareholder and other holder of Common Stock, and
(iii) third, additional securities of the Company requested to be included in such registration.

4. HOLDBACK AGREEMENTS. Each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

5.   REGISTRATION PROCEDURES.

     (a) Company Procedures.

         (i) Whenever this Agreement requires, or the holders of Registrable Securities have requested (as permitted hereunder), that any Registrable Securities be registered pursuant to this Agreement, the Company will use all reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will, as expeditiously as possible, subject to the requirement set forth in Section 2(a) of the Company filing a Demand Registration Statement within 120 days:

             (A) prepare and file with the Securities and Exchange Commission a Registration Statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective as soon as practicable thereafter (provided that before filing a registration statement or prospectus or any amendments

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             or supplements thereto, the Company will furnish, at least five
             Business Days prior to such filing, to the counsel selected by the holders of a majority of securities of the Company covered by such registration statement, copies of all such documents proposed to be filed which documents will be subject to the review of such counsel and which review shall be completed no later than two Business Days prior to the proposed filing date);

                  (B) prepare and file with the Securities and Exchange
             Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith (the "Prospectus") as may be necessary to keep such Registration Statement effective for a period of not less than ninety (90) days (plus, in the case of the Demand Registration, any extension period required pursuant to Section 6(c) plus any period during which the Shareholders are unable to sell Registrable Securities due to an event described in Section 5(a)(i)(E)) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period;

                  (C) furnish each seller of Registrable Securities such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (D) use all reasonable efforts to register and qualify such
             Registrable Securities under the securities or blue sky laws of such states and the District of Columbia as any seller of Registrable Securities reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such states and the District of Columbia of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

                  (E) notify each seller of such Registrable Securities of the happening of any event of which the Company becomes aware, as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, as promptly as is practicable, the Company will prepare a

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             supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (F) notify each seller of any securities covered by such
             Registration Statement (A) when such Registration Statement, or any post-effective amendment to such Registration Statement, shall have become effective, or any amendment of or supplement to the Prospectus used in connection therewith shall have been filed, (B) of any request by the Securities and Exchange Commission to amend such Registration Statement or to amend or supplement such Prospectus or for additional information, (C) of the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, (D) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any of such purposes, (E) of the happening of any event that makes any statement made in such Registration Statement, any then effective Prospectus or any other document incorporated therein by reference untrue or that requires the making of any changes in such Registration Statement, Prospectus or any document incorporated therein by reference in order that such documents not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (F) of the Company's determination that a further post-effective amendment to such Registration Statement would be appropriate;

                  (G) use reasonable efforts to cause all such Registrable
             Securities to be listed on the NASD automated quotation system;

                  (H) otherwise use all reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

                  (I) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Common Stock included in such Registration

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           Statement for sale in any jurisdiction, the Company will use all reasonable efforts promptly to obtain the withdrawal of such order.

      (b)  Shareholder Procedures.

           (i) In connection with any Registration Statement, the Company may require each Shareholder to furnish to the Company such information regarding such Shareholder and his or her proposed distribution of Registrable Securities, to the extent necessary to comply with the Securities Act, as the Company may from time to time reasonably request in writing.

           (ii) Each Shareholder agrees to cooperate and timely provide all necessary information to the Company in all reasonable respects in connection with the preparation and filing of each Registration Statement and any amendment thereof, any Prospectus relating thereto and any Prospectus supplement relating thereto with respect to the offer and sale of Registrable Securities of such Shareholder.

6. DEMAND REGISTRATION SELLING RESTRICTIONS. The following provisions shall apply if the Demand Registration is not an underwritten registration:

      (a) Notice to Company. The Representative agrees to notify the Company at least two (2) Business Days prior to any disposition of Registrable Securities pursuant to the Demand Registration Statement of a Shareholder's intent to dispose of such Registrable Securities. Such notice shall be in writing, by facsimile or by a telephone conversation with either the Company's Chief Financial Officer, General Counsel or Director of Investor Relations, at the address, facsimile number or the phone number, as the case may be, of the Company, all as set forth in Section 11 below. The Company will exert reasonable efforts to respond to such notice by the next Business Day, but in any event, the Company shall respond no later than the second Business Day following the date of receipt. Such response shall consist of one of the following:

           (i) an oral or written confirmation that the Company knows of no reason why the Shareholder should not proceed with the proposed sale or disposition; or

           (ii) a notification that the proposed disposition must be delayed for a period of up to thirty (30) days as provided in Section 6(b) or

           (iii) a confirmation from either the Chef Financial Officer or the General Counsel of the Company that the Company requires a limited time, not to exceed five (5) Business Days following the receipt of the Company's receipt of the Shareholder's notice, within which to determine which of the foregoing responses is appropriate under the circumstances.


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     (b) Waiting Period.  Each Shareholder agrees to comply with the restrictions on disposition of any Registrable Securities contained in the Shareholder Indemnification and Acknowledgment Agreement among the Shareholders, the Company, Costello and CBSI Acquisition Corporation II (the "Shareholder Indemnification Agreement") and until the expiration of the time period, if any, identified by the Company in accordance with the foregoing. The failure by the Company to respond by the end of the second Business Day shall be deemed to be no objection to the proposed sale or disposition.

     (c) Restriction on Sale. The Company may restrict disposition of such Registrable Securities, in which event each Shareholder agrees not to dispose of such Registrable Securities; provided that:

          (i) the Company shall have delivered a notice in writing to the Representative stating that a delay in the disposition of Registrable Securities is necessary because the Company, in its reasonable judgment, exercised in good faith, has determined that such sales of Registrable Securities would require public disclosure by the Company of material nonpublic information that the Company deems advisable not to disclose;

          (ii) in the event of the delivery of the notice described in (i) above by the Company, the Company shall exert commercially reasonable efforts to amend the Demand Registration Statement or amend or supplement the Prospectus, if necessary and to take all other actions necessary to allow the proposed disposition to take place as promptly as practicable after the conditions referred to therein have ceased to exist;

          (iii) the Company agrees to use all commercially reasonable efforts to keep the Demand Registration Statement, as amended pursuant to this
      Section 6(c), effective for an additional period of time equal to the period during which sales were restricted pursuant to this Section 6(c).

      (d) Discontinuance of Sale. Each Shareholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in any of Sections 5(a)(i)(F)(B)-(F), such Shareholder shall forthwith discontinue all sales and distributions of Registrable Securities pursuant to the then-current Prospectus until the Representative receives copies of a supplemental or amended Demand Prospectus as contemplated by Section 6(c)(ii), or until the Representative is advised in writing by the Company that the use of the Prospectus may be resumed, and, if so directed by the Company, the Representative will deliver to the Company all copies then in the possession of the Shareholders of the Prospectus in effect with respect to the Registrable Securities at the time of such notice by the Company. The Company shall promptly take all such action as may be necessary or appropriate, including, without limitation, the filing of an amendment to the Demand Registration Statement and/or the filing of an amended Prospectus or a Prospectus supplement, to limit the duration of any

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discontinuance with respect to the sale and distribution of Registrable
Securities pursuant to this Section 6(d).

     (e) Restrictions Cumulative. The restrictions described herein are in addition to, and not in limitation of, any other restrictions that may be applicable to each of the Shareholders, including, without limitation any restrictions under the terms of the Shareholder Indemnification Agreement and under applicable securities laws (such as the Company's employee insider trading policy and general restrictions against trading in Company securities while in possession of material non-public information concerning the Company).

7.   REGISTRATION EXPENSE

     (a) Demand Registration

         All reasonable expenses incident to the Company's preparing and filing a Demand Registration Statement including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, listing fees, printing expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and all independent certified public accountants, and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne, pro rata, by the Shareholders on the basis of shares registered for sale; including any applicable to Registrable Securities sold by them pursuant to this Agreement.

     (b)  Piggy Back Registration

            1). Payment by Company. All Registration Expenses incident to the Company's preparation and filing of a Piggyback Registration Statement will be borne by the Company; provided, that the holders of Registrable Securities shall pay all underwriting discounts and commissions applicable to Registrable Securities sold by them pursuant to this Agreement.

            2) Payment by Selling Shareholders. To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable on a share-by-share basis to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

8.   INDEMNIFICATION.

     (a) Company Indemnification. The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each seller of Registrable Securities, any underwriter for such registration and each person or entity, if any, controlling such seller

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or underwriter within the meaning of the Securities Act or the Exchange Act against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) to which such seller, underwriter or controlling person or entity, as the case may be, may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any of the following (collectively, "Violations"):

           (ii) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any amendments or supplements thereto;

           (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or

           (iii) any violation or alleged violation by the Company, in connection with such registration, of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law;

provided, however, that the Company shall not be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished for use in connection with such registration by any such seller, underwriter or controlling person or entity.

      (b) Selling Shareholder Indemnification. Each seller of Registrable Securities shall indemnify and hold harmless, to the fullest extent permitted by law, the Company, its officers, directors, employees, representatives and agents, and each Person who controls (within the meaning of the Securities Act) the Company, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) resulting from any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any amendment or supplement thereto, and any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent the same arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact in such Registration Statement, Prospectus, amendment or supplement, as the case may be, made or omitted, as the case may be, in reliance upon and in conformity with written information furnished to the Company by such seller for use therein, or if such offering is not an underwritten offering, by such seller's failure to deliver a copy of the Registration Statement, Prospectus or any amendment or supplement thereto after the Company has furnished such seller with a sufficient number of copies of the same. In no event shall any

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indemnification obligation under this Section 8(b) or by any seller under
Section 8(d) exceed the net proceeds from the offering received by such seller.

     (c) Notice of Claim.  Each party entitled to indemnification under this
Section 8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who will conduct the defense of such claim or litigation, is approved by the Indemnified Party (whose approval will not be unreasonably withheld or delayed); and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations except to the extent that its defense of the claim or litigation involved is prejudiced by such failure. The Indemnified Party may participate in such defense at such party's expense. No Indemnifying Party, in the defense of any such claim or litigation, except with the consent of each Indemnified Party, shall consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of any claim or litigation, and no Indemnified Party will consent to entry of any judgment or settle any claim or litigation without the prior written consent of the Indemnifying Party. Each Indemnified Party shall furnish such information regarding himself, herself or itself and the claim in question as the Indemnifying Party may reasonably request and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

     (d) Contribution. If for any reason the indemnification provided for in this Section 8 from an Indemnifying Party, although otherwise applicable by its terms, is determined by a court of competent jurisdiction to be unavailable to an Indemnified Party hereunder, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by the Indemnified Parties as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of such Indemnifying Party and the Indemnified Parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and the Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or the Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.


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9. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.  No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Company and other Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10. REPORTS UNDER EXCHANGE ACT. With a view to making available to the holders of the Registrable Securities the benefits of Rule 144 and any other rule or regulations of the Securities and Exchange Commission that may at any time permit a holder to sell securities of the Company to the public without registration, the Company agrees to use its reasonable best efforts to do all of the following:

     (a) Public Information. Make and keep public information available as contemplated in Rule 144, at all times;

     (b) SEC Reports. File with the Securities and Exchange Commission all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (c) Rule 144 Statement. Furnish to any holder, so long as such holder owns any of the Registrable Securities, forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed with the Securities and Exchange Commission by the Company as may be reasonably requested in availing any holder, under any rule or regulation of the Securities and Exchange Commission, of the right to sell any such Registrable Securities without registration.

12.  MISCELLANEOUS.

     (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which violates the rights granted to the holders of Registrable Securities in this Agreement.

     (b) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for

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

other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

     (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least a majority of the Registrable Securities.

     (d) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and permitted assigns. No Shareholder may assign his or her rights or obligations under this Agreement without the prior written consent of the Company.

     (e) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     (f) Counterparts. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

     (g) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     (h) Governing Law. The corporate law of Michigan will govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto will be governed by the internal law, and not the law of conflicts, of Michigan.

     (i) Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, facsimile, or overnight delivery service addressed as follows:


   If to Acquisition Company or Acquiror:        With a copy to:

      Complete Business Solutions, Inc.          Arthur Dudley II, Esq.
      32605 West Twelve Mile Road, Suite 250     Butzel Long
      Farmington Hills, Michigan 48334           150 W. Jefferson, Suite 900
      Attn:  President                           Detroit, MI  48226

   If to Representative:                   With a copy to:

         5583 Gulf Pointe Drive            Fagel & Haber
         Sarasota, FL  34243               140 South Dearborn, Suite 140
                                           Chicago, Illinois  60603
                                           Attention:  Joel A. Haber


     If to a Shareholder: Notice shall be delivered to the last address on record with the Merging Company.

Any party may by notice change the address to which notice or other communications to it are to be delivered or mailed.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                             COMPLETE BUSINESS SOLUTIONS, INC.

                             By: ________________________________

                             Its: ________________________________

Merging Company Shareholders        Merging Company Shareholders
Class A                             Class B


    __________________              _______________________
    Charles Costello                Lauren Hutchinson


    __________________              _______________________
    Carolyn Costello                Peter Mauro


    __________________              _______________________
    Daniel Robert                   John Costello


    __________________              _______________________
    Ralph Durante                   Thomas Costello

__________________                  _______________________
Daniel Chacho                       George Hughes



                                    _______________________
                                    Harold Samson



                                    _______________________
                                    Dan & Agnes Robert


                                    _______________________
                                    Daniel Chacho


                                    _______________________
                                    Frank Sola


                                    _______________________
                                    Ralph Durante


                                    _______________________
                                    Dave Yanik


                                    _______________________
                                    Brad Waugh




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